UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 27, 2005

THE J. JILL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (617) 376-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On January 27, 2005, the Board of Directors of The J. Jill Group, Inc. (the “Company”) amended Section 4.4(b) of the Company’s Amended and Restated 2001 Incentive and Non-Statutory Stock Option Plan to reduce the number of shares covered by the automatic stock option grant to new members of the Board of Directors to 15,000 and to reduce the number of shares covered by the automatic stock option grant to continuing members of the Board of Directors at the annual meeting of stockholders to 7,500.  A copy of the Amended and Restated 2001 Incentive and Non-Statutory Stock Option Plan as so amended is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                     Financial Statements and Exhibits.

(c)  Exhibits

10.1                           Amended and Restated 2001 Incentive and Non-Statutory Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: January 28, 2005	By:	/s/ Olga L. Conley
Olga L. Conley
Executive Vice President / Chief Financial Officer and Treasurer
(Principal Financial Officer)